CALENDAR OF CORPORATE EVENTS

Company Name	BRF S.A.
Head Office Address	Rua Jorge Tzachel, 475 – Bairro Fazenda, 88301-140 – Itajaí - SC - Brazil
Website	www.brf-br.com/ri
CFO and Investor Relations Officer	Name: José Alexandre Carneiro Borges E-mail: acoes@brf-br.com Telephone(s): (11) 2322-5052
Investor Relations Director	Name: Andre Mota E-mail: acoes@brf-br.com Telephone(s): (11) 2322-5717 / 5050 / 5051 / 5052/ 5048
Newspapers (and place) in which the company releases its corporate actions	Valor Econômico – SP Diário Oficial do Estado – SC www.prnewswire.com.br http://www.valor.com.br/valor-ri

A.           MANDATORY SCHEDULING

Annual Financial Statements and Consolidated Financial Statements, related to the period ended on December 31, 2015.
EVENT	DATE
Sending to BM&FBOVESPA	02/25/2016

Standardized Financial Statements – DFP, related to the period ended on December 31, 2015.
EVENT	DATE
Sending to BM&FBOVESPA	02/25/2016

Annual Financial Statements in international standards related to the period ended on December 31, 2015.
EVENT	DATE
Sending to BM&FBOVESPA and SEC	02/25/2016

Formulário de Referência related to the period in course (12/31/2015)
EVENT	DATE
Sending to BM&FBOVESPA	05/31/2016

Quarterly Information – ITR – Portuguese

EVENT – Sending to BM&FBOVESPA	DATE
Related to 1st quarter 2016	04/28/2016
Related to 2nd quarter 2016	07/28/2016
Related to 3rd quarter 2016	10/27/2016

Quarterly Information Translated to English

EVENT - Sending to BM&FBOVESPA and SEC	DATE
Related to 1st quarter 2016	04/28/2016
Related to 2nd quarter 2016	07/28/2016

Related to 3rd quarter 2016	10/27/2016

Ordinary General Meeting Scheduled

EVENT	DATE
Sending of Call for Meeting to BM&FBOVESPA	03/01/2016
Sending of Proposal to BM&FBOVESPA	03/01/2016
Date of Ordinary General Meeting	04/07/2016
Sending of the main decisions of the Ordinary General Meeting or minutes of Ordinary General Meeting to BM&FBOVESPA	04/07/2016

Analyst Meeting

EVENT	DATE
Date of Analyst Meeting, open to other interested parties	10/10/2016

B.         OPTIONAL SCHEDULING

Conference Call

EVENT	DATE
Conference Call 2015 Results*.	02/26/2016
Conference Call 1Q16 Results*.	04/29/2016
Conference Call 2Q16 Results*.	07/29/2016
Conference Call 3Q16 Results*.	10/28/2016

* Information regarding access will be informed further at www.brf-br.com/ri

Board Meetings already scheduled

EVENT	DATE
Monthly	Monthly

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